Exhibit 10.1

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

ONEWEB
DISTRIBUTION PARTNER AGREEMENT

This Distribution Partner Agreement (this “Agreement”) is entered into effective as of 19th May 2022 (the “Effective Date”) by and between Gogo Business Aviation, LLC (“Distribution Partner”), a company incorporated under the laws of Delaware, USA], with its principal place of business at 105 Edgeview Dr, Ste 300, Broomfield, CO 80021 United States, and Network Access Associates Limited (“OneWeb”), a company incorporated under the laws of England, with its principal place of business at West Works Building, 195 Wood Lane, London, W12 7FQ, United Kingdom. OneWeb and Distribution Partner are referred to in this Agreement individually as the “Party” or collectively as the “Parties”.

WHEREAS, Distribution Partner wishes to use internally for its own business purposes the OneWeb Services (as defined below) and be authorized by OneWeb as a distributor of OneWeb Services for use by End Users, and OneWeb desires to so allow such use and authorize Distribution Partner, in each case subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and of the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.
Exhibits

The following Exhibits are attached hereto and incorporated by this reference to this Agreement:

(a)
Exhibit 1 (Distribution Partner’s Authorized Vertical Markets and Territories, Authorized OneWeb Services and Pricing);
(b)
Exhibit 2 (OneWeb Service Boundary, Service Levels and Description);
(c)
Exhibit 3 (Distribution Partner’s Obligations to Sub-Distributor and End Users; and Required Flow-down Provisions in all Service Contracts); and
(d)
Exhibit 4 (OneWeb Branding Guidelines).

During the Term, OneWeb may - at any time and in its sole discretion - change, update and/or modify any of the foregoing Exhibits (each, an “Updated Exhibit”) by providing Distribution Partner a copy of any such Updated Exhibit in whole or in part with at least thirty (30) days’ written notice, which such Updated Exhibit shall immediately replace any current such Exhibit upon expiration of the thirty (30) days. Notwithstanding the foregoing, (i) [***]; (ii) subject to 1(d)(i) above OneWeb’s notice period shall be extended to at least ninety (90) days’ written notice for any change to Exhibit 1 that modifies, withdraws and/or retires Distribution Partner’s authorized OneWeb Services provided for therein; and (iii) unless otherwise required by applicable Laws, such Updated Exhibits shall not apply to any OneWeb Services provided by OneWeb under any current Orders with Distribution Partner or where Distribution Partner has given notice to OneWeb of a committed End User order for the purchase of OneWeb Approved Equipment, which will be activated within six (6) months of the date of notification, prior to the applicable modification date until the later of (x) expiration of the initial term or then current renewal term, as applicable, of such Order, or (y) the expiration of the notice periods set forth above.

2.
Definitions

Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings set forth in this Section:

“Acceptable Use Policy” or (“AUP”) means that definition as given to it in Exhibit 3 of this Agreement.

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

“Anti-Corruption Laws” means all laws, rules and regulations relating to the prevention of corruption, bribery, improper business practices or improper payments, gratuities or inducements, including, without limitation, any law, rules or regulations implementing the OECD Convention of Combating Bribery of Foreign Public Officials in International Business Transactions as well as the U.K. Bribery Act 2010 and, if Distribution Partner is located in the U.S. or WorldVu Development, LLC is the OneWeb entity executing this Agreement, the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“Commencement Date” means the date notified to Distribution Partner by OneWeb that the OneWeb Services are available for use and distribution by Distribution Partner in a particular Vertical Market within a particular Territory consistent with and pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, there may be multiple Commencement Dates under this Agreement.

“Confidential Information” means any confidential or proprietary information of either Party that is clearly identified as confidential and/or proprietary by the disclosing Party or would otherwise be reasonably recognized from the surrounding facts and circumstances to be proprietary or confidential to the disclosing Party, including, without limitation, any Intellectual Property disclosed by the disclosing Party, the terms of this Agreement and any information of the disclosing Party concerning the operation, business, projections, market goals, pricing, financial affairs, products, or services. For the avoidance of doubt, OneWeb’s Confidential Information shall include, without limitation, the OneWeb Network, the OneWeb Services and all network data, details, statistics, metrics, measurements and any other information collected and generated therefrom.

“End Users” means Distribution Partner as an end user customer and/or Distribution Partner’s (or its Sub-Distributor’s) end user customers; who access and/or use the OneWeb Services from or through Distribution Partner or its Sub-Distributors, which includes, without limitation, Sub-Distributors that access and/or use the OneWeb Services.

“Government Fees” means all government permit fees, tariff fees and similar fees that either Party may incur with respect to this Agreement.

“Intellectual Property” means all worldwide intellectual property, whether registered and unregistered, including, without limitation, inventions, patents, copyrights, trademarks, service marks, trade names, trade secrets, know-how, mask works, computer software, computer source code, ideas, processes, discoveries, methods, and all other forms of intellectual property of every kind and nature throughout the universe and however designated and any renewal rights, future rights or applications for registration relating thereto.

“Laws” means all applicable federal, state or local laws, rules, regulations, and/or restrictions, foreign or domestic, including, without limitation, those of the U.S. Federal Communications Commission, the U.S. regarding export control, with respect to Intellectual Property rights and concerning defamation, obscenity, privacy, and data protection.

“OneWeb Approved Equipment” means the OneWeb approved Type Certified antenna terminals as further outlined in this Agreement by OneWeb for use by Distribution Partner, Sub-Distributors and/or End User for purposes of transmitting and/or receiving mobility or fixed service-related data communications through the OneWeb Network or such other equipment as may be identified by OneWeb in its sole discretion upon notice to Distribution Partner.

“OneWeb Approved Equipment Data” means the OneWeb Approved Equipment data, details, statistics, metrics, measurements and any other information collected and generated therefrom related to the functioning, use and performance of the OneWeb Approved Equipment but excluding any End User communications transmitted to or from the OneWeb Services, the OneWeb Network and/or the OneWeb Approved Equipment by an End User.

2

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

“OneWeb Marks” means OneWeb’s trademarks, tradenames, service marks and/or logos.

“OneWeb Network” means OneWeb’s data transmission service, which is owned and operated by OneWeb, excluding the OneWeb Approved Equipment.

“OneWeb Services” means OneWeb’s satellite communication data services and/or products, as relating to Distribution Partner, specifically set forth in Exhibit 1 of this Agreement, which are generally described in Exhibit 2 of this Agreement, including, without limitation, those SLAs contained therein.

“Order” means a written order form from Distribution Partner to OneWeb (a) requesting the purchase of the OneWeb Services; and (b) requiring OneWeb’s acceptance, in its sole discretion, which shall contain specific terms and conditions relevant to such order as agreed between the Parties (including, without limitation, its applicable term, which shall start from the Activation Date, and pricing).

“PoP(s)” means any point-of-presence.

“Prices” means the prices detailed in Exhibit 1 of this Agreement that are charged by OneWeb to Distribution Partner for the OneWeb Services.

“Sanctions” means any laws, rules, regulations or executive orders relating to economic, financial, or trade sanctions implemented or enforced by: (a) the U.S. Government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State; (b) the United Kingdom including, without limitation, the Office of Financial Sanctions Implementation of Her Majesty’s Treasury; and/or (c) any other relevant governmental authority that implements or enforces economic, financial, or trade sanctions.

“Service Contract(s)” means either a contract between (a) Distribution Partner (or its Sub-Distributor) and each of its End Users for the provision of the OneWeb Services (indirectly or directly) to each such End User; or (b) Distribution Partner (or its Sub-Distributors) and one of its other Sub-Distributors to permit such Sub-Distributor to distribute the OneWeb Services (indirectly or directly).

“Sub-Distributor” means a person or entity who enters into a Service Contract with Distribution Partner (or any of its other sub-distributors) for the right to distribute the OneWeb Services. For the avoidance of doubt, a Sub-Distributor that also accesses and makes use of the OneWeb Services will be considered both an End User and a Sub-Distributor under this Agreement.

“System Data” means (a) all End User network data, details, statistics, metrics, measurements and other information collected and generated by the OneWeb Services, the OneWeb Network, and/or the OneWeb Approved Equipment but excluding any End User communications traffic transmitted to or from the OneWeb Services, the OneWeb Network and/or the OneWeb Approved Equipment by or for an End User; and (b) any initial, final, or intermediate product or output of the application of analytical or data processing techniques used to generate and analyze any of the foregoing End User information (whether done by OneWeb, Distribution Partner or by any other third party).

“Taxes” means taxes and duties (including, without limitation, business, sales, goods and services, universal service levies, charges, levies, withholding, customs duties, use and value-added taxes and any applicable penalties, interest and other additions thereto, but excluding taxes based on the net income of OneWeb) which are imposed by or under the authority of any local, state, national, or foreign government entity thereof with respect to or arising out of the provision of the OneWeb Services hereunder.

“Territories” means Distribution Partner’s authorized territories provided in Exhibit 1 of this Agreement.

3

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

“Vertical Market” means Distribution Partner’s authorized vertical market classification as relating to Distribution Partner, specifically set forth in Exhibit 1 of this Agreement, which are generally described in Exhibit 2 of this Agreement.

3.
Appointment and Acceptance; and Ordering Process
(a)
During the Term and subject to the terms and conditions of this Agreement, (1) OneWeb appoints Distribution Partner on a non-exclusive basis as a direct (or indirect solely through a Sub-Distributor) distributor to purchase the OneWeb Services for resale to End Users (or where Distribution Partner is itself an End User) within only those Vertical Markets and for use within those Territories provided for in Exhibit 1 of this Agreement, which shall permit Distribution Partner to (i) integrate the OneWeb Services with Distribution Partner’s own value-added services and/or (ii) use the OneWeb Services internally for its own business purposes when Distribution Partner is itself an End User; and (2) Distribution Partner accepts such appointment and shall use commercially reasonable efforts, as agreed between OneWeb and Distribution Partner, to actively market, promote, offer and resell the OneWeb Services.
(b)
The appointment of Distribution Partner as a distributor in Section 3(a) (1) is limited to the resale of the OneWeb Services with the OneWeb Approved Equipment; and (2) does not permit direct or indirect use of the OneWeb Services by any person or entity other than End Users.
(c)
Distribution Partner may order any of the OneWeb Services by submitting an order to OneWeb providing a minimum data set that is required to process such order, which will be detailed by OneWeb to Distribution Partner during the onboarding process. OneWeb may in its sole discretion, refuse to accept any Order (including, without limitation, due to the availability of capacity on the OneWeb Network and the availability of the OneWeb Approved Equipment required to deliver such offering). In the event of a conflict between a provision of this Agreement and a provision of an Order which is expressly stated to take precedence over this Agreement, such provision of the Order shall control to the extent of such conflict but in all other respects this Agreement shall remain in full force and effect.
(d)
Where Distribution Partner gives advance notice of an End User order for the purchase of OneWeb Approved Equipment which is installed on aircraft for use with the OneWeb Services, OneWeb and Distribution Partner will review the availability of capacity and Distribution Partner’s advance requirements in connection with the End Users’ purchase of OneWeb Approved Equipment.
(e)
Nothing in this Agreement limits OneWeb’s right to make other sales of any kind of the OneWeb Services or to appoint additional entities with a right to sell or offer for sale any or all of the OneWeb Services, including, without limitation, as resellers, distributors, sales representatives, and consultants.
(f)
Notwithstanding anything to the contrary set forth in this Agreement, Distribution Partner agrees that, prior to the corresponding Commencement Date for specific OneWeb Services, it shall not (1) commence activation requests with respect to OneWeb Services and/or (2) allow any End Users to use such OneWeb Services.

4

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

4.
Obligations of the Parties

The Parties respectively agree to the following:

(a)
Distribution Partner Obligations. Distribution Partner represents, warrants and covenants that it shall:
(1)
advertise and/or promote the OneWeb Services, per the mutually agreed marketing plan, at its expense, (i) in accordance with Exhibit 4 of this Agreement and (ii) in a commercially reasonable, ethical, professional and lawful manner with no less than the level of care that it applies to the sale of any of its own value-added services and/or re-sale of any other third-party services;
(2)
be solely responsible, at its own expense, for (i) any equipment, solutions, and charges related to the OneWeb Services traffic beyond the OneWeb service boundaries as defined in Exhibit 2 of this Agreement including, without limitation, any back office, PoP, End User equipment or co-location of equipment, and the OneWeb Approved Equipment; (ii) the content of any transmission from or to Distribution Partner’s associated OneWeb Approved Equipment or by or to its Sub-Distributors or End Users and made over the OneWeb Network, including, without limitation, any actual or alleged libel, obscenity, indecency, infringement of Intellectual Property rights, or breach of privacy or security content or information displayed or transmitted by Distribution Partner, Sub-Distributor and/or End User; (iii) staffing, operating, and maintaining a network operations center (“NOC”) to provide twenty-four (24) hours a day, seven (7) days a week support to its Sub-Distributor and End Users; (iv) complying, and performing all duties, in accordance with the AUP; and (v) having in place and maintaining throughout the Term commercially appropriate insurance coverage to meet its obligations under this Agreement and as required by Law;
(3)
not (i) engage in any practices that may harm or be detrimental to OneWeb, the OneWeb Marks, OneWeb’s brand and/or the public image, reputation or goodwill of OneWeb and/or (ii) make any unauthorized representation and warranty, whether written or oral to any third party relating to any of the OneWeb Services;
(4)
comply with the current terms of Exhibit 3 of this Agreement: (i) with respect to its Sub-Distributors, End Users and Service Contracts and/or (ii) where Distribution Partner is itself an End User; and
(5)
without limiting any of Distribution Partner’s obligations under the AUP, (i) develop and enforce the content and application of security policies designed to prevent unwanted or unauthorized activity or access to the OneWeb Services and/or the OneWeb Network; (ii) implement suitable data archiving or other housekeeping activities which minimize the effect of any breach of security to the OneWeb Services and/or the OneWeb Network; (iii) promptly notify OneWeb of any suspected security breach of any Distribution Partner system connected to (or providing access to) the OneWeb Services and/or the OneWeb Network (including, without limitation, the OneWeb Approved Equipment); and (iv) use commercially reasonable efforts to isolate any issues relating to an End User’s environment prior to reporting any issues with the OneWeb Services to OneWeb.
(b)
OneWeb Obligations. Pursuant to the terms and conditions of this Agreement, OneWeb shall (1) provide and maintain for Distribution Partner, Sub-Distributors and End Users the availability of the OneWeb Services in accordance with the service levels set forth in Exhibit 2; (2) provide Distribution Partner with a customer guide which may include, without limitation, information on

5

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

raising and tracking Orders, escalation procedures, OneWeb’s key contact manager details, and a schedule of reviews, and that OneWeb will detail and provide to Distribution Partner’s key contract manager prior to the Commencement Date as may be updated by OneWeb from time to time; (3) make available for purchase by Distribution Partner, which may be through an authorized third party, the OneWeb Approved Equipment; (4) if requested by Distribution Partner, OneWeb shall from time to time provide product training to Distribution Partner to be reasonably agreed between the Parties and at Distribution Partner’s cost; and (5) OneWeb agrees to promptly notify Distribution Partner of any suspected security breaches of the OneWeb Network.
(c)
Quarterly Reviews. Within ninety (90) days after the Effective Date, the Parties shall mutually agree to an agenda and schedule for quarterly review meetings to include, at a minimum: (1) date, time, and venue for meetings, which may be held virtually as required; (2) personnel required to attend the meetings; and (3) updates regarding the number of the OneWeb Approved Equipment activated, revenue generated, progress relative to the revenue commitments (if applicable) set forth in Exhibit 1 of this Agreement, rolling quarterly and annual forecasts for future activations and revenue, technical and NOC/End User/Sub-Distributor support issues and marketing activities.
(d)
Key Personnel. Upon execution of this Agreement, each Party shall appoint a key contract manager responsible as the central point of contact to liaise with the other Party’s key contract manager to actively manage the relationship between the Parties, including addressing any issues arising under this Agreement (including, without limitation, being the initial point of contact to resolve any dispute, claim, or controversy between the Parties arising out of or relating to this Agreement).
5.
Prices, Invoicing and Payments
(a)
Prices. The Prices to Distribution Partner for the OneWeb Services are exclusive of any applicable Taxes. All Taxes shall be borne by Distribution Partner and shall not be considered a part of, a deduction from, or an offset against such Prices except as required by applicable Law, in which case the sum payable by Distribution Partner from which such deduction or withholding is to be made shall be increased to the extent necessary to ensure that, after making such deduction or withholding, OneWeb receives and retains (free from any liability) a net sum equal to the sum it would have received but for such deduction or withholding being required. OneWeb is required to invoice Distribution Partner for all appropriate Taxes which OneWeb is obligated to collect. Additionally, Distribution Partner shall be responsible for any sales and use taxes due to a taxing jurisdiction on applicable products and services billed where OneWeb is not required by applicable Laws to collect such sales and use taxes. In compliance with this provision, Distribution Partner shall execute a Reseller Certificate as set forth in Exhibit 2, Attachment 1 (Reseller Certificate) of this Agreement.
(b)
Invoicing and Payments.
(1)
OneWeb shall provide Distribution Partner with a monthly invoice, in advance and in U.S. dollars, due under an Order for the provision of the OneWeb Services to Distribution Partner after each applicable Activation Date (the “Service Charges”) and Distribution Partner shall pay the full amount of such invoice in U.S. dollars by electronic funds transfer, or by any other method which has been mutually agreed to by OneWeb and Distribution Partner in writing, within thirty (30) calendar days of the invoice date and (iii) without deduction or setoff. Distribution Partner may dispute the Charges in any invoice in good faith by notifying the OneWeb key contract manager within 15 days of the date of the invoice and may withhold payment of the disputed amount. Any such notice of dispute shall be in writing, shall include the bone fide reasons for the dispute and shall be sent in

6

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

accordance with the provisions of Section 13(a). Distribution Partner shall pay the undisputed amount of any invoice by the Payment Due date.
(2)
Any undisputed amounts remaining unpaid from Distribution Partner to OneWeb after the required due date shall be subjected to an additional late fee which shall be equivalent to ten percent (10%) per annum of the overdue balance. All payments made by Distribution Partner are non-refundable and shall be applied in the following priority: (i) late fees; (ii) overdue amounts; and (iii) remaining balance.
6.
Term, Termination, Suspension and Effect of Termination
(a)
Term. This Agreement commences on the Effective Date and, unless earlier terminated pursuant to the terms and conditions of this Agreement, shall continue until the [***] anniversary of the first Commencement Date (the “Initial Term”). Following the Initial Term, this Agreement will automatically renew for successive one (1) year periods (each a “Renewal Term” and together with the Initial Term, the “Term”) until one Party provides written notice to the other Party of its intent not to renew at least ninety (90) days prior to the end of the Initial Term or the then current Renewal Term.
(b)
Termination for Breach. Either Party may, upon written notice to the other Party, terminate this Agreement in the event of a material breach of any of the terms and conditions of this Agreement by the other Party and such breach remains uncured (i) for more than ten (10) days following receipt of such written notice for any material failure to timely pay undisputed amounts, or within thirty (30)days following receipt of such written notice for any other breach unless the other Party agrees to a longer cure period.
(c)
[***]
(d)
Termination for Insolvency Rights. This Agreement may be terminated immediately by either Party upon written notice to the other Party in the event such other Party (1) ceases doing business in the ordinary course; or (2) files a petition in bankruptcy or is adjudicated bankrupt or insolvent, or files or has filed against it any petition under the insolvency or bankruptcy Law of any jurisdiction seeking any reorganization, composition, liquidation or similar relief; or (3) makes any general assignment for the benefit of its creditors; or (4) admits in writing its inability to pay its debts generally as they become due.
(e)
[***]
(f)
Suspension. Without limiting OneWeb’s termination rights under Section 6 (Term; Termination and Suspension) of this Agreement,
(1)
AUP Violation. OneWeb, in its sole discretion, may refuse to activate, deactivate or suspend any of the OneWeb Approved Equipment and/or the OneWeb Services which are in violation or suspected violation of the AUP.
(2)
Service Charges Default. OneWeb reserves the right to suspend Distribution Partner’s access to and use of the OneWeb Services (or any portion thereof) by its Sub-Distributors or End Users if any payment of undisputed amounts owed by Distribution Partner remains due for more than ten (10) days after OneWeb provided Distribution Partner written notice of the same to Distribution Partner.

7

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(g)
Effect of Termination or Expiration.
(1)
In the case of expiration of this Agreement, and notwithstanding anything contained in this Agreement to the contrary, (i) all current Orders with Distribution Partner will remain in effect through expiration of the initial term or then current renewal term as applicable, of all such Orders; and (ii) the terms and conditions of this Agreement will continue to apply to all such Orders.
(2)
Following the termination of this Agreement by OneWeb under Sections 6(b) (Termination for Breach) or 6(c) (Termination for Insolvency Rights), OneWeb may terminate all current Orders (or a portion thereof) without liability or obligation to Distribution Partner; and for any such terminated Orders may offer to provide the OneWeb Services directly or through another distribution channel partner to End Users and maintain End Users’ use of the OneWeb Services and/or the OneWeb Approved Equipment. Notwithstanding anything contained in this Agreement to the contrary, and as of the effective date of expiration or termination of this Agreement, Distribution Partner shall have no rights to any fees, compensation, commissions and/or similar payments from anyone as a result of OneWeb exercising its options above.
(3)
Following the termination of this Agreement by Distribution Partner under Sections 6(b) (Termination for Breach) or 6(c) (Termination for Insolvency Rights), all current Orders shall immediately terminate.
(4)
Upon the expiration or termination of this Agreement for any reason:
(i)
Each Party shall, at its sole expense, provide the other Party the originals and all copies of any Confidential Information, Promotional Materials (as defined herein), and all demonstration equipment, advertising material, and other property of the Party, in whatever form, previously provided to such Party by the other Party as of such time; and
(ii)
Distribution Partner shall, at its sole expense, cease promoting, marketing, offering and reselling the OneWeb Services and no longer do business under the OneWeb name, which includes, without limitation, discontinuing all use of the OneWeb Marks or any advertising, slogans, trademarks, trade names, or other marks identified with OneWeb.
(h)
Survival of Terms. The following provisions shall survive any expiration or termination of this Agreement: (1) Sections 2 (Definitions), 5 (Prices, Invoicing and Payments), 6(e)-(f), 8 (Confidentiality), 9(a) (OneWeb Intellectual Property), 10 (Indemnification Obligations), 11 (Disclaimer of Warranties and Limitation of Liabilities), 12 (Audit) and 13 (General); and (2) any other provisions of this Agreement which, by their nature, were intended by the Parties to survive any expiration or termination of this Agreement.
7.
Compliance with Laws
(a)
General. Each Party represents, warrants and covenants to comply with all Laws (including, without limitation, Anti-Corruption Laws, Sanctions and all applicable export control laws and regulations) in connection with its performance under this Agreement, including, without limitation, (1) obtaining and/or maintaining all regulatory and legal licenses and certifications, governmental or otherwise necessary for such Party’s performance under this Agreement, which includes, without limitation, the payment of any Government Fees; (2) furnishing to the other Party all documentation legally required in connection with the exportation or importation of the OneWeb

8

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Services; and/or (3) complying with any conditions or restrictions on the provision of the OneWeb Services and/or the OneWeb Approved Equipment. For the avoidance of doubt, the payment of Government Fees relating to obtaining and/or maintaining all regulatory and legal licenses for (i) landing rights radio spectrum for the OneWeb satellite network portal will be OneWeb’s responsibility and (ii) the supply of the OneWeb Services to End Users will be Distribution Partner’s responsibility.
(b)
Sanctions. Distribution Partner represents, warrants and covenants to not deliver, transfer, export, or re-export any of the OneWeb Services, hardware, software, technical data or other information, directly or indirectly, to any individual or entity that is: (1) designated or identified on any list of persons that are the subject or target of Sanctions, including, without limitation, the Specially Designated Nationals and Blocked Persons List, the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions and the Consolidated List of Financial Sanctions Targets in the UK; (2) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions, including, as of the date hereof, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine; (3) owned or controlled by, or acting for on behalf of, any individual or entity described in the foregoing subsections (1) or (2); or (4) otherwise the subject or target of Sanctions.
8.
Confidentiality
(a)
The Parties acknowledge that any Confidential Information disclosed to it by the other Party may be used solely for the performance of its duties hereunder and both Parties agree that all Confidential Information provided by the other is the exclusive property of the disclosing Party. Neither Party, its affiliates, employees, agents, or persons otherwise associated with either Party hereto, shall directly or indirectly, without the express prior written consent of the disclosing Party, use, furnish, give away, reveal, divulge, make known, sell, or transfer in any way Confidential Information of the disclosing Party, other than for the performance of its duties hereunder. Each Party will treat all Confidential Information of the other Party with the same degree of care as it accords to its own Confidential Information, but in no event with less than reasonable care. Each Party will only disclose Confidential Information of the other Party to those of its employees, advisors, consultants, subcontractors, representatives, shareholders, agents, and affiliated entities who have a need to know in connection with this Agreement and have previously agreed to obligations consistent with the terms of this Agreement, and each Party shall be responsible for any unauthorized use or disclosure of Confidential Information made by any of such recipients.
(b)
Each Party agrees that if it is required by any regulatory authority or applicable law, or is served with any form of legal process that would require disclosure of any Confidential Information, it shall, if permitted by law, before taking any action, immediately notify the other Party which shall have the right to seek to quash or limit the scope of such process.
(c)
For the purposes of this Agreement, information shall not be considered to be Confidential Information if (1) the information is in or passed into the public domain other than by breach of this Agreement; (2) the receiving Party can demonstrate with documentary evidence that the information was either (i) in its rightful possession free of any obligation of confidentiality prior to its first receipt from the disclosing Party or (ii) independently developed without reliance on Confidential Information of the disclosing Party; or (3) the information is disclosed to a receiving Party without restriction by a third party having the full right to disclose.

9

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

9.
Intellectual Property and Use of Marks
(a)
OneWeb Intellectual Property.
(1)
All Intellectual Property in relation to the OneWeb Marks, OneWeb Services, the OneWeb Network and all of OneWeb’s Confidential Information shall be and remain the right, title and property of OneWeb. Except for the express limited authorization right to use the OneWeb Marks in accordance with this Agreement, nothing in this Agreement grants Distribution Partner any (i) rights, title, or interest in and to any OneWeb Intellectual Property; (ii) any express or implied licenses relating to use of any OneWeb Intellectual Property; and/or (iii) rights to copy, modify, disassemble, decompile, reverse engineer, create derivative works of, or make any other attempt to discover or obtain the source code for any of the software or systems which deliver the OneWeb Service.
(2)
Distribution Partner hereby grants to OneWeb and/or its affiliates an irrevocable, perpetual, non-exclusive, royalty-free (for no additional remuneration whatsoever) license to (i) any of the OneWeb Approved Equipment Data for all purposes for which OneWeb and/or its affiliates do business; and (ii) any System Data in an anonymized manner (such that it does not identify any individual person’s details) for (A) all purposes for which OneWeb and/or its affiliates do business; and (B) use for purposes of product and service enhancements and/or developments.
(b)
Authorizations to Use Marks.
(1)
In accordance with and subject to Exhibit 4 of this Agreement, OneWeb authorizes Distribution Partner, solely in its promotion, marketing and resale of the OneWeb Services in accordance with this Agreement, to use the OneWeb Marks (the “Guidelines”).
(2)
OneWeb shall have the right to use Distribution Partner’s trademark, tradenames, service marks, and/or logos in the sale, distribution, or use of the OneWeb Services in accordance with Distribution Partner’s branding guidelines which such guidelines will be provided to OneWeb within ten (10) days of the Effective Date.
(c)
Distribution Partner’s Restrictions and Requirements. Distribution Partner shall (1) not grant, or purport to grant, to any government entity any right, title or interest of any kind to any of OneWeb’s Intellectual Property; and (2) not at any time do, or knowingly permit to be done, any acts or omissions which would in any way challenge or impair the rights of OneWeb in and to any of OneWeb’s Intellectual Property, or which would affect the validity of any of OneWeb’s Intellectual Property (including, without limitation, using any trademarks, tradenames, service marks and/or logos confusingly similar to the OneWeb Marks). Distribution Partner agrees to execute all documents, and provide all information and materials, reasonably required by OneWeb to obtain, maintain, and renew registrations of any of OneWeb’s Intellectual Property and if requested by OneWeb, to record this Agreement (or a separate registered user agreement) with appropriate government authorities.
(d)
Pursuit of Infringers. Distribution Partner shall (1) immediately notify OneWeb of any alleged infringements of OneWeb’s Intellectual Property of which it becomes aware and (2) at OneWeb’s request, reasonably assist OneWeb in pursuing OneWeb’s legal rights against any such infringers.
10.
Indemnification Obligations
(a)
Distribution Partner Indemnity. [***]

10

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(b)
OneWeb Indemnity.

[***]

(c)
Indemnification Procedures. The Party seeking indemnification (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) of any claim for indemnity by providing written notice pursuant to this Agreement. With respect to any indemnifiable claim for which such notification is provided, the Indemnifying Party shall have the right to control and bear full responsibility for the defense of such claim (including, without limitation, any settlements). In connection with any indemnification hereunder, (1) the Indemnified Party shall at the cost of the Indemnifying Party, provide assistance and cooperation to the Indemnifying Party as is reasonably necessary for the defense or settlement of such claim, including, without limitation, the filing of all pleadings and other court processes, the provision of all relevant information and documents, and providing reasonable access to relevant employees; (2) the Indemnified Party shall not make any admissions, settlements, or compromises without the prior written consent of the Indemnifying Party; (3) the Indemnified Party shall have the right to participate in the defense of such claim with counsel of its choice at its own expense; and (4) the Indemnifying Party shall not, without the Indemnified Party’s consent (such consent not to be unreasonably withheld or delayed) agree to any settlement which (i) contains a stipulation to, or admission of, any liability or wrongdoing on behalf of the Indemnified Party; (ii) consents to any injunction against the Indemnified Party (except an injunction relating solely to the Indemnified Party’s continued use of any infringing materials); or (iii) requires any specific performance or non-pecuniary remedy by the Indemnified Party.
11.
Disclaimer of Warranties and Limitation of Liability
(a)
Disclaimer of Warranties. Except as expressly stated in this Agreement, the OneWeb Services, the OneWeb Marks, the OneWeb Network and the OneWeb Approved Equipment is provided “AS IS” and “AS AVAILABLE” and, to the maximum extent permitted by applicable Law, OneWeb disclaims all, and there are no, other warranties (whether express, implied or statutory) or other standards of performance, guarantees, or any other terms implied by law, including, without limitation, any implied warranties of merchantability, fitness for a particular purpose, requirement or use, and any warranty arising out of a course of performance, dealing or trade usage. OneWeb does not warrant that use of any or all of the OneWeb Service, the OneWeb Network or the OneWeb Approved Equipment will meet Distribution Partner’s requirements, be uninterrupted or error free; provided, however, that the foregoing shall not modify or limit those SLAs contained in Exhibit 2 of this Agreement.
(b)
Limitation of Liability. [***]
(c)
To the maximum extent permitted under applicable Law and except to the extent caused by gross negligence, willful misconduct or fraud, OneWeb and its affiliates shall have no liability under this Agreement and/or to Distribution Partner, Sub-Distributor or End User, nor shall Distribution Partner, Sub-Distributor or End User make any claim against OneWeb or its affiliates, for (1) injury, loss, or damage sustained by reason of any unavailability, delay, faultiness, use, or failure of the OneWeb Approved Equipment, the OneWeb Services, and/or the OneWeb Network; and/or (2) any acts or omissions of OneWeb or its affiliates made in response to (i) a violation or suspected violation of the AUP; and/or (ii) an emergency response or in compliance with a government order including, without limitation, interruption, deactivation, or diversion of the OneWeb Services. Notwithstanding the foregoing, nothing contained in this Section shall limit Distribution Partners rights under Exhibit 2 of this Agreement to Service SLA Credits (as defined herein) and/or termination for Chronic Performance Problems (as defined herein).

11

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(d)
OneWeb shall maintain liability insurance from a reputable third-party insurer in an amount sufficient to cover the indemnities which it has granted under this Agreement.
12.
Audit

Distribution Partner shall retain all of its books and records with respect to each Sub-Distributor and End User, including, without limitation, the applicable Service Contracts for, at a minimum, the period of time such Sub-Distributor is distributing or End User is purchasing the OneWeb Services and for two (2) years after expiration of such period of time. OneWeb shall have the right, at its expense, and upon reasonable notice and during working hours, to examine Distribution Partner’s books and records to ascertain compliance with this Agreement and/or the OneWeb Services.

13.
General
(a)
Notices. All notices permitted or required by this Agreement shall be deemed duly given when in writing and personally delivered to the Party being notified or when sent by an overnight delivery or courier service, by certified or registered mail (postage prepaid), or email transmission delivered to the address/contact information set forth in the introductory paragraph to this Agreement or to such other address as the Party to whom notice is to be given may have previously furnished to the other Party in the manner set forth herein. Notice so mailed will be deemed effective on the third business day following the date of deposit into the mail, on the date of personal delivery, on the business day after the date of deposit with an overnight delivery or courier service, or on the business day following email transmission. Notwithstanding the foregoing, all references to “written notice(s)” in this Agreement shall not permit email as a proper form of notice.

To Distribution Partner:

Gogo Business Aviation LLC
105 Edgeview Drive, Suite 300
Broomfield, CO 80021
United States of America
Attn: President

With a copy to:

Gogo Business Aviation LLC
105 Edgeview Drive, Suite 300
Broomfield, CO 80021
United States of America
Attn: General Counsel

Notices concerning unpaid amounts will also be sent to:

Gogo Business Aviation LLC
105 Edgeview Drive, Suite 300
Broomfield, CO 80021
United States of America
Attn: Controller

To OneWeb: Network Access Associates Limited West Works Building 195 Wood Lane London, W12 7FQ United Kingdom Attn: General Counsel
(b)
Governing Law and Jurisdiction. This Agreement will be governed by, construed and enforced in all respects in accordance with the laws of the state of New York, USA without regard to any conflict of law provisions. The Parties agree that provisions of the United Nations Convention on

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Contracts for the International Sale of Goods shall not apply to this Agreement and are hereby expressly and entirely excluded. The Parties hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts resident in the borough of Manhattan of New York, USA for all litigation arising out of or relating to this Agreement. The Parties agree that service of any process will be deemed sufficient upon actual delivery of such process at the address provided herein. Each Party waives any right to a jury trial in any proceeding arising out of or related to this Agreement.
(c)
Injunctive Relief. Nothing in this Agreement shall be deemed to prohibit or restrict either Party from (1) seeking injunctive relief or (2) seeking such other rights and remedies as it may have at law or equity for any actual or threatened breach of any provision of this Agreement relating to a Party’s Confidential Information or Intellectual Property.
(d)
Assignment.
(1)
Subject as set out in Section 13(d)(2) below, Distribution Partner shall not assign any of its rights or obligations hereunder without the prior written consent of OneWeb, which consent shall not be unreasonably withheld, conditioned or delayed. Distribution Partner may assign its interest hereunder to a successor company upon written notice to OneWeb; provided, however, that in the event of a change of control of Distribution Partner or assignment to an entity that is a competitor of OneWeb or which has a material adverse effect on OneWeb’s interests, OneWeb may in its absolute discretion terminate this Agreement.
(2)
OneWeb may, by written notice to the Distribution Partner, assign its interest hereunder, whether by contingent assignment, grant of security interests, sale of assets, merger, or any other form of transfer; provided that, (i) the assignee or transferee agrees in writing to assume all obligations and liabilities of OneWeb hereunder, and (ii) subject to the ability of the successor company to (a) make show its ability to fulfill the obligations of OneWeb hereunder if requested in a written notice by Distribution Partner and (b) not have a material adverse effect on Distribution Partner’s interests; and (iii) the assignee or transferee demonstrates its ability to fulfill the assigned Party’s obligations under this Agreement. In the event of an assignment by OneWeb to an entity that is a competitor of Distribution Partner, Distribution Partner may in its absolute discretion terminate this Agreement.
(3)
Any assignment in violation of Section 13(d) (Assignment) of this Agreement shall void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.
(e)
Incorporation by Reference; Entire Agreement; Severability; Amendments and Waivers. The attachments (including the Exhibits and other OneWeb documents referenced herein) to this Agreement constitute a material part of this Agreement and are incorporated herein by their reference in this Agreement as if restated in full. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter, and supersedes all other agreements, understandings, and contracts whether oral or written with respect thereto. If any provision of this Agreement shall be held to be invalid or unenforceable, the other provisions shall remain in full force and effect. Except as provided for in this Agreement, no modification, change, amendment or waiver of any term to this Agreement shall be of any force or effect unless in writing and signed by authorized representatives of both Parties. The waiver or failure of either Party to exercise any right provided for in this Agreement shall not be deemed a waiver of any further right hereunder under such provision or any other provisions.
(f)
Publicity. Except as otherwise provided for herein, no Party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

contemplated hereby without the prior written consent of the other Party hereto. Notwithstanding the foregoing, nothing herein will prohibit any Party from issuing or causing publication of any such press release or public announcement to the extent that such disclosure is upon advice of counsel required by law or stock exchange rules, in which case the Party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the other Party reasonable time to comment on such release or announcement in advance of its issuance.
(g)
Cumulative Remedies. All remedies provided in accordance with this Agreement are cumulative and are in addition to any and all legal rights of the Parties except as are expressly limited by the terms of this Agreement.
(h)
Force Majeure. Save for payment obligations under this Agreement, neither Party shall be in default, responsible or held liable under this Agreement for any delay in performance or for non-performance caused by circumstances beyond it’s reasonable control, including, without limitation, acts of God, fire, flood, war, government action, terrorism in any form, delays in customs, accident, labor trouble, shortages, or inability to obtain materials, equipment or transportation from suppliers or subcontractors; provided, however, that the affected Party provides the other Party written notice as soon as possible of the existence of such circumstance.
(i)
Relationship of the Parties and No Third Party Beneficiary. Neither the making of this Agreement nor the performance of any provision hereunder shall be construed to constitute either Party as the agent, employee or legal representative of the other for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership between OneWeb and Distribution Partner or to create any relationship between the Parties hereto other than that of independent contractors. Neither Party hereto shall have any right or authority to create any obligation, warranty, representation, or responsibility, express or implied, on behalf of the other Party nor to bind the other Party in any manner whatsoever. Nothing in this Agreement grants any person (including, without limitation, all Sub-Distributors and End Users of Distribution Partner) other than the Parties hereto any benefit or legal or equitable right, remedy, or claim, express or implied, except as expressly provided herein and no such person will be deemed a third party beneficiary under or by reason of this Agreement.
(j)
Independent Legal Advice. The Parties acknowledge that (1) they have received, have had ample time to read, and have read, this Agreement and fully understand its provisions; and (2) they have had an adequate opportunity to be advised by legal and other advisors of their own choice.
(k)
Counterparts and Interpretation. This Agreement may be executed electronically and in two (2) or more counterparts, which taken together constitute one single contract between the Parties. The titles and headings of the Sections of this Agreement are for reference only and shall not be deemed to modify the substantive provisions of this Agreement. The singular or plural number as used in this Agreement shall each be deemed to include the other wherever the context so indicates.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE PAGE TO
ONEWEB
DISTRIBUTION PARTNER AGREEMENT

IN WITNESS WHEREOF, the authorized representatives of both Parties have executed this Agreement on the date indicated below as of the Effective Date.

Network Access Associates Ltd. By: /s/ Neil Masterson Neil Masterson Printed Name CEO Title 5/19/2022 Date	Gogo Business Aviation, LLC. By: /s/ Oakleigh Thorne Oakleigh Thorne Printed Name Chairman and CEO Title 5/21/2022 Date

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Exhibit 1

Distribution Partner’s Authorized Vertical Markets and Territories, Authorized OneWeb Services and Pricing
1.
Definitions. Unless otherwise specified herein, capitalized terms used in this Exhibit 1 shall have the meanings set forth in this Section and/or this Agreement:
“Activation Date” means the later of the date for each Specific Site in an Order that is either (i) the applicable Commencement Date; or (ii) the earlier of (a) the date such Specific Site is activated by Distribution Partner or (b) the agreed to Latest Billing Start Date as indicated in an Order for such Specific Site, which if not specified is the date that is ninety (90) days after signature of an Order.
“Activation Fee” means fee charged for the assignment of a chargeable OneWeb Service to the OneWeb Approved Equipment.
“Auto-Renewal Term” means the applicable auto-renewal term for each Specific Site in an Order for a given Market Offer that will apply after expiration of such Specific Site’s then current applicable term or the Minimum Service Duration, unless either Party provides written notice to the other Party no less than sixty (60) days prior to the end of such applicable term of its intent not to renew an Order.
“Deactivation Fee” means the fee for the removal of a chargeable OneWeb Service from the OneWeb Approved Equipment.
“Early Termination Fee” means an early termination fee in lieu of payment for the OneWeb Services.
“Market Offer(s)” means those specific market offers for the OneWeb Services.
“Minimum Service Duration” means that minimum term for each Specific Site in an Order for a given Market Offer as calculated from the applicable Activation Date of the OneWeb Service to the end of the applicable minimum term.
“Minimum Terminal Specification” means the minimum specifications for a given Market Offer that must be met with regards to the OneWeb Approved Equipment.
“Monthly Recurring Charge” or (“MRC”) means the fixed monthly charges for use of the OneWeb Services that Distribution Partner shall be charged - and is responsible - for regardless of actual usage of the OneWeb Services in a given month.
“Overage Charges” means charges incurred under a Volume Plan for any data used over the specified Volume Allowance.
“Service SLA Credit Cap” means the monthly credit cap for the Service SLA as a % of the Site Connectivity MRC for each Specific Site on the Market Offer.
“Suspension Fee” means the fee charged for the temporary pausing by Distribution Partner of the delivery of the OneWeb Service to any of the OneWeb Approved Equipment.
2.
Authorized Vertical Markets and Territories

Vertical Market	Territories*	Additional Terms and Conditions
Commercial Aviation	N/A
Commercial Fixed	N/A
Commercial Maritime	N/A
Civil Government	[***]
Military Government	[***]

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Private Aviation	Global	[***]

Territories and Vertical markets are subject to i) the Commencement Date notice, ii) authorizations and restrictions relevant to any Service Plan, iii) applicable Law and all provisions outlined in this Agreement, including Sanctions; and iv) may be geofenced.

3.
Authorized OneWeb Services and Pricing

[***]

** All of the OneWeb Services and each of their attributes that comprise a Market Offer are further defined in Exhibit 2 of this Agreement.

OneWeb and Distribution Partner agree to review and discuss new service plans and charges for OneWeb Services from time to time or at the request of the Distribution Partner.

4.
Target Performance Review
4.1
Target Forecast

The table below shows the Distribution Partner’s forecast, year by year, of both (i) the number of OneWeb Service plans that will be active at the end of the applicable year and (ii) Service Charges payable.

This forecast will be used by OneWeb as a metric against which to measure Distribution Partner’s performance over the Term.

[***]

The forecast above begins on the later of the Commencement Date and earlier of i) first date of availability of production versions of approved OneWeb Approved Equipment as submitted by Distribution Partner, or ii) [***]. (“Forecast Start Date”). Each successive year commences on each successive anniversary thereof.

4.2
Performance Review

Distribution Partner performance against forecast to be reviewed as part of the quarterly reviews referred to in Section 4(b)(c) of this Agreement. Forecast deviations will be measured following the end of each forecast year.

Reasonable adjustments may be required to take into account:

o
Any relevant gaps in market access for regulatory reasons; and
o
OneWeb rejection of Orders
4.3
Effect of Performance Outcomes

At the end of each forecast year:

o
If Distribution Partner is operating below the [***]% Threshold, OneWeb may formally request an explanation and DP will provide an appropriate business plan, within 60 days of the end of the year, setting out mitigation to improve forecast levels.
o
If Distribution Partner is operating below [***]% of the forecast (the “Minimum Sales Threshold”) during Year 2 or following, the parties will confer on

2

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

appropriate mitigations to improve performance to above the Minimum Sales Threshold by the end of the year following the year the Minimum Sales Threshold was not met. If the Minimum Threshold is not met during the timeframe described above then:
•
OneWeb and Distribution Partner may agree on a new forecast, relative to market conditions; or
•
[***]

3

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Exhibit 2

OneWeb Service Boundary, Service Levels and Description
1.
DEFINITIONS

Unless otherwise specified herein, capitalized terms used in this Exhibit 2 shall have the meanings set forth in this Section and/or this Agreement:

“APIs” means OneWeb’s industry standard application program interface that uses HTTP requests to GET, PUT, POST and DELETE data.
“Chronic Performance Problem” means, for the same affected OneWeb Approved Equipment, any three (3) months within a six (6) month rolling period where Distribution Partner receives the Service SLA Credit or OneWeb deviates from any of the Network Performance Metrics, which shall only be effective and applicable for End Users in a given Territory after the third full month from an applicable Commencement Date.
“Committed Information Rate” or (“CIR”) means the rate of all IP packets (header and payload) to or from active OneWeb Approved Equipment, as applicable, as sampled at the PoP.
“Digital Products” mean OneWeb’s applications.
“Dynamic Volume Allowance” means the aggregate total Volume Allowance equal to the sum of all of each active Specific Site’s designated Volume Allowance in a given Market Offer. For the avoidance of doubt, when a Specific Site is activated during the applicable billing cycle, the Dynamic Volume Allowance for the remainder of the applicable billing cycle shall increase by a proportion of such Specific Site’s designated Volume Allowance in a given Market Offer based the remaining days left in the applicable billing cycle.
“Emergency Maintenance” means unscheduled downtime of the OneWeb Services and/or the OneWeb Network (or any portion thereof) outside of Planned Maintenance due to urgent and/or emergency maintenance. OneWeb may carry out Emergency Maintenance without advance notice to Distribution Partner.
“Fixed Volume Allowance” means a fixed and set total Volume Allowance in the aggregate as provided for in Exhibit 1 in a Multi-Site Fixed Aggregate Volume Plan.
“Home PoP” means a PoP designated as the end of the service boundary for the OneWeb Service at the OneWeb PoP which is Distribution Partner’s designated Interconnection Service Type.
“Interconnection Service Type(s)” means the following three (3) interconnection service types supported by the OneWeb Network: (A) Cross Connects and (B) Cloud Interconnect as each of the foregoing is defined below in Section 3C of this Exhibit 2.
“Maximum Information Rate” or (“MIR”) means the peak rate of all IP packets (header and payload) to or from active OneWeb Approved Equipment, as applicable, as sampled at the PoP.
“Multi-Site Dynamic Aggregate Volume Plan” means a Volume Plan that allows for a number of Specific Sites - up to the maximum number allowed provided for in Exhibit 1 of this Agreement and all of which have the same Market Offer - to share a Dynamic Volume Allowance.
“Multi-Site Fixed Aggregate Volume Plan” means a Volume Plan that allows for a number of total available Specific Sites that may be in use consuming bandwidth and the total available Specific Sites that are concurrently in use consuming bandwidth - up to the maximum number allowed for each as provided

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for in Exhibit 1 of this Agreement and all of which are within the same Market Offer - to share a Fixed Volume Allowance.
“Named Authorized User” means a current employee of Distribution Partner with a validly registered and up-to-date account to access the Digital Products.
“Planned Maintenance” means preventative maintenance, planned outages and/or expansion of the OneWeb Services or the OneWeb Network as may be necessary to maintain the OneWeb Service and/or the OneWeb Network in satisfactory operating condition, to provide additional system capacity, or to protect the overall performance of the OneWeb Service and/or the OneWeb Network. OneWeb will endeavor to give Distribution Partner at least ten (10) calendar days’ prior notice before carrying out any Planned Maintenance.
“Reference OneWeb Approved Equipment” means the OneWeb Approved Equipment owned and managed by OneWeb for the purpose of monitoring and management.
“Service Level(s)” or (“SLA”) means those required minimum OneWeb Service levels and/or Network Performance Metrics defined and provided for in Section 4 of this Exhibit 2.
“Single Site Volume Plan” means a Volume Plan that allows for a single Specific Site to utilize a Volume Allowance.
“Site Connectivity Access Type” means the following three (3) site connectivity access types supported by the OneWeb Network: (A) IP Access, (B) Business Access and (C) IPVPN as each of the foregoing is defined below in Section 3A of this Exhibit 2.
“Specific Site” means the specific site where the OneWeb Approved Equipment is located.
“Unlimited Plan” means a OneWeb Service plan with access to unlimited data (i.e., no Volume Allowance).
“Vertical Market” as specifically identified on Exhibit 1 of this Agreement as it relates to Distribution Partner shall generally mean the following:
•
“Commercial Aviation” means commercial air transport for the purpose of providing inflight connectivity services;
•
“Commercial Fixed” means fixed markets including, without limitation, enterprise, community connectivity broadband, and remote outpost;
•
“Commercial Maritime” means merchant and cargo vessels, passenger vessels, offshore platforms, supply vessels, work boats, fisheries and any other type of marinized commercial platform floating or anchored with or without a hull;
•
“Civil Government” means any civil government market including, without limitation, civil government buildings facilities, schools and universities, research facilities, weather stations, first responders, police and border control;
•
“Military Government” means any military government market including, without limitation, defense and military government applications; and
•
“Private Aviation” means fixed wing aircraft, including, without limitation, turboprop, private and business jets, non-passenger jets and non-governmental aircraft operated by individuals and businesses including those categorized under Part 23, Part 91, Part 91K, Part 135, and other

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

FAA/EASA or equivalent operators, corporate jets, and other jets designated for private/business use, but excludes scheduled commercial airlines.
“Volume Allowance” means the monthly amount of all IP packets (header and payload) in GB to and from the OneWeb Approved Equipment as measured at the OneWeb PoP provided for in Exhibit 1 of this Agreement that is included in the MRC.
“Volume Plan” means a OneWeb Service plan with an aggregate Volume Allowance.
2.
SERVICE MANAGEMENT BOUNDARY

As illustrated in the below figure, OneWeb’s demarcation service management boundary (SMB) for OneWeb’s role and responsibility as it relates to the OneWeb Services is the OneWeb facing interfaces on the OneWeb Approved Equipment and at the Home PoP. The actual physical demarcation points of such OneWeb interface will be agreed by OneWeb and Distribution Partner during the Interconnect Service Type stage (discussed below in more detail in Section 3C of this Exhibit 2).

[***]

3.
ONEWEB SERVICE DESCRIPTIONS

OneWeb offers the following two (2) OneWeb Service plans:

•
Unlimited Plans; and
•
Volume Plans consisting of a Single Site Volume Plan, a Multi-Site Dynamic Aggregate Volume Plan or a Multi-Site Fixed Aggregate Volume Plan.

Both a Multi-Site Dynamic Aggregate Volume Plan and Multi-Site Fixed Aggregate Volume Plan become active upon the Activation Date of the first Specific Site within such plan and this establishes the applicable billing cycle for such plan going forward. Thereafter, or at the same time such first Specific Site is activated, additional Specific Sites may be activated under each such plan up to the maximum number allowed for such plan provided for in Exhibit 1 of this Agreement.

Example Plans:

[***]

The OneWeb Services fall into the following categories (as described herein):

•
Site Connectivity Access Types;
•
Network Slice; and
•
Interconnect Service Type.
A.
Site Connectivity Access Types.
(1)
Description of Site Connectivity Access Types:
i
“IP Access” provides an End User with a single Best Effort (as defined below) quality of service with no/equal traffic prioritization.
ii
“Business Access” provides the following two (2) levels of priority: (a) high priority connectivity of EF for e.g., Voice Over IP (VOIP) services; and (b) Best Effort connectivity for all other data traffic.

3

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

iii
“IPVPN” (a) enables End Users to connect remote business sites easily and cost effectively where multiple business critical applications and services require specific support; and (b) ensures committed quality of service with two (2) levels of priority traffic (as discussed below) in addition to Best Effort connectivity for all other data traffic.

The following are other key terms with respect to each of the Site Connectivity Access Types:

•
Each Site Connectivity Access Type must be assigned to a Network Slice; and
•
Multiple Site Connectivity Access Types may be assigned independently to multiple Network Slices.
(2)
Traffic Prioritization: The OneWeb Network shall support the following three (3) classes of traffic prioritization, which will vary as supported per Site Connectivity Access Type as indicated in the table below:
i
Expedited Forwarding (“EF”): dedicated bearer with highest priority delivery;
ii
Assured Forwarding (“AF”): dedicated bearer with high priority delivery; and
iii
Best Effort (“BE”): default bearer with default forwarding class (which is the lowest traffic prioritization level).

Where the Site Connectivity Access Type provides multiple levels of priority, these are defined as additional Classes of Service (“CoS”). End Users shall be responsible for marking traffic with the right CoS in both the forward and the reverse path. OneWeb shall preserve these CoS markings between the OneWeb Approved Equipment (Customer Edge handover point) and the PoP (Provider Edge handover point).

[***]

Class	IP Access	Business Access	IPVPN
EF	N/A	Supported	Supported
AF	N/A	N/A	Supported
BE	Supported	Supported	Supported
B.
Network Slice. OneWeb shall provide one or more Network Slices to create a logical grouping of Site Connectivity Access Types.
(1)
Services Support: The following services shall be supported by OneWeb per Network Slice:
•
Isolated IP addressing, such that overlapping ranges may be supported among different End User groups, each using their own Network Slice;
•
Data pooling, such that allowances may be shared among End Users on the same Network Slice; and
•
Routing optimization, such that different Network Slices may be used to ‘home’ traffic for different End User groups to their preferred Home PoP.
(2)
Constraints: The following constraints shall apply to each Network Slice:
•
A Network Slice shall support one Interconnect Service Type at one PoP location;

4

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

•
OneWeb shall allocate each Distribution Partner with a set number (to be agreed to during onboarding) of Network Slices that they can set-up and used for groups of End Users;
•
Distribution Partner may request additional Network Slices, to be considered by OneWeb on a per-request basis; and
•
Distribution Partner shall be able to manage the configuration of each Network Slice, including, without limitation, logical identifiers (End User IP address range), quality of service, and routing requirements (such as choice of Interconnect Service Type).
(3)
Restrictions: Without limiting Distribution Partner’s other obligations in this Agreement, in no event shall Distribution Partner employ a Network Slice to derive an unfair pricing advantage or otherwise subvert the terms of this Agreement (including, without limitation, those terms and conditions in Exhibit 1 of this Agreement) as determined by OneWeb in its sole discretion.
C.
Interconnect Service Types.
(1)
“Cross Connect” provides a physical private interconnect between OneWeb and Distribution Partner at one of OneWeb’s PoP locations across the globe for the primary purpose of routing exchange and traffic flow. Multiple Cross Connects can utilize an existing private interconnect between OneWeb and Distribution Partner once it has been installed. The characteristics of each Cross Connect will be agreed between OneWeb and Distribution Partner prior to installation of such Cross Connect.

OneWeb Obligations. For each Cross Connect, OneWeb shall hand traffic to Distribution Partner at the OneWeb PoP(s) interface; and provide Distribution Partner with a letter of authorization to interconnect with OneWeb at the chosen OneWeb PoP(s) where appropriate.

Distribution Partner Obligations. For each Cross Connect, Distribution Partner shall:

a.
advise OneWeb of its Autonomous System (AS) number;
b.
advise OneWeb of the chosen OneWeb PoP location(s) where they will complete a private interconnect with OneWeb, if Distribution Partner is not at one of the OneWeb PoPs then it needs to order circuits to meet OneWeb at these PoPs;
c.
issue the necessary letter of authorizations for the private interconnect physical demarcation points at the OneWeb PoP(s) with OneWeb;
d.
agree the physical specifications for the interconnect handoff inside PoP colocation facilities;
e.
agree to the parameters necessary to establish the Border Gateway Protocol peering session with OneWeb including IPv4/IPv6 addressing and route advertisements;
f.
ensure the IP Packets passed across the OneWeb Network are marked with the applicable Differentiated Services Code Point (“DSCP”) markings;
g.
ensure the IP Packets passed through the OneWeb Approved Equipment to the OneWeb Network are marked with the applicable DSCP markings;

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

h.
ensure all Private IP Address blocks Distribution Partner intends to allocate have been agreed to with OneWeb;
i.
if Distribution Partner requires Public IP Addresses, bring the Public IP Address blocks for allocation to the OneWeb Approved Equipment;
j.
provide the Domain Name Server and Dynamic Host Configuration Protocol Services for the OneWeb Approved Equipment; and
k.
for Private IP Address, be responsible for Network Address Translations in its domain.
(2)
“Cloud Interconnect” provides a direct connection between OneWeb and a Distribution Partner or End-User Virtual Private Cloud in a public cloud provider. OneWeb supports direct connection with the following public cloud providers: Amazon Web Services, Microsoft Azure, Google Cloud, Oracle Cloud, IBM Cloud, Salesforce, and/or Alibaba Cloud.
4.
SERVICE LEVELS

This Section outlines the Service Levels that OneWeb provides for the OneWeb Services purchased through Distribution Partner as further described in Exhibit 1 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, OneWeb’s deviation from the Services Levels (and/or other service issues or incidents) shall not constitute a breach or default of this Agreement, and Distribution Partner’s sole and exclusive remedy, if any, for such deviation shall be limited to those Service SLA Credits and termination rights for Chronic Performance Problems expressly provided for in this Section below.

A.
Service SLA and Service Credits.
•
Service SLA: Where CIR is defined for a given OneWeb Service plan in Exhibit 1 of this Agreement, OneWeb commits to provide the minimum CIR per CoS as further described below in this Section.
•
Service SLA Interval Measurement for each CoS:

[***]

•
Service SLA Credit: OneWeb will provide those service credits on the Service SLA as follows (the “Service SLA Credit”): [***]% credit on the Site Connectivity MRC for each [***]% degradation when totaling all interval measurements across all applicable CoS intervals, per Specific Site and the Service SLA was not met pursuant to the provisions of this Exhibit 2 with any such Service SLA Credit rounded down to the nearest integer; provided that (i) the maximum Service SLA Credit shall not exceed the Service SLA Credit Cap and (ii) the Service SLA Credit shall only apply to the effected and active OneWeb Approved Equipment that is transmitting and/or receiving mobility or fixed service-related data communications through the OneWeb Network at the time of the Service SLA deviation.
•
Examples of Service SLA Credit Calculations: The following are illustrative examples of the Service SLA Credit for each Site Connectivity Access Type with a monthly Service SLA Credit Cap of [***]% per month of the applicable Site Connectivity MRC:
(1)
IP Access Example: The following shows an example at a Specific Site of a Site Connectivity Access Type of IP Access with an MIR of [***]Mbps and a CIR for BE traffic

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

of [***]Mbps that does not meet the required Service SLA and requires a Service SLA Credit:

BE
MIR	CIR	Total 1 Hour Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

In the above chart, OneWeb failed to meet the Service SLA in [***]% (i.e., ([***]% rounded down) of the total intervals. As such, and in this example, the Service SLA Credits = Site Connectivity MRC * [***]%.

(2)
Business Access Example: The following shows an example at a Specific Site of a Site Connectivity Access Type of Business Access (which as previously discussed allows for BE and EF traffic priority as well) with an MIR of [***]Mbps, a CIR for BE traffic of [***]Mbps and a CIR for EF traffic of [***]Mbps that does not meet the required Service SLA and requires a Service SLA Credit:

BE
MIR	CIR	Total 1 Hour Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

EF
MIR	CIR	Total 5 Minute Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

Total Intervals: [***]

In the above charts, OneWeb failed to meet the Service SLA in [***]% (i.e., ([***]% rounded down) of the total interval measurements across all applicable CoS intervals. As such, and in this example, the Service SLA Credits = Site Connectivity MRC * [***]%.

(3)
IPVPN Example: The following shows an example at a Specific Site of a Site Connectivity Access Type of IPVPN (which as previously discussed allows for BE, AF and EF traffic priority as well) with an MIR of [***]Mbps, a CIR for BE traffic of [***]Mbps, a CIR for AF traffic of [***]Mbps, and a CIR for EF traffic of [***]Mbps that does not meet the required Service SLA and requires a Service SLA Credit:

BE
MIR	CIR	Total 1 Hour Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

AF
MIR	CIR	Total 5 Minute Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

EF
MIR	CIR	Total 5 Minute Intervals in the Calendar Month Window	Intervals necessary for OneWeb to achieve [***]Mbps	Actual Intervals OneWeb achieved [***]Mbps
[***]	[***]	[***]	[***]	[***]

Total Intervals: [***]

In the above charts, OneWeb failed to meet the Service SLA in [***]% (i.e., ([***]% rounded down) of the interval measurements across all applicable CoS intervals. As such, and in this example, the Service SLA Credits = Site Connectivity MRC * [***]% (and not [***]% per month due to the Service SLA Credit Cap of [***]% per month).

B.
Network Performance Metrics. OneWeb provides the following OneWeb Network metrics (collectively, the “Network Performance Metrics”):
(1)
Link Availability: OneWeb shall maintain a minimum monthly average Link Availability of at least [***]%. Link Availability is the global average percentage of time that a full or half duplex communication link (packets going back and forth) between input to the Reference OneWeb Approved Equipment and the OneWeb POP hand-off point is available, which is a product of the system availability and location specific effects.
(2)
Latency: OneWeb shall maintain a Target Average Network Latency of [***] one-way for the global average of all transmissions as measured and reported by OneWeb between the Reference OneWeb Approved Equipment and the OneWeb PoP hand-off point during the measured month. The Forward Link (“FL”) one-way latency is measured as the delay between the OneWeb PoP and the Reference OneWeb Approved Equipment. The Return Link (“RL”) one-way latency is measured as the delay between the Reference OneWeb Approved Equipment and the OneWeb PoP. The End-to-End latency for a given Reference OneWeb Approved Equipment is defined as the sum of the FL one-way latency and the RL one-way latency as defined above.
(3)
Packet Error Loss Rate: OneWeb shall maintain a Target Packet/Delivery Loss of successful packet delivery of [***]% as measured and reported by OneWeb between the Reference OneWeb Approved Equipment and the OneWeb PoP hand-off point during the measured month. The Packet Error Loss Rate (“PELR”) definition shall be based on the definitions in IETF RFC 7680 (or similar). Specifically, it shall measure IP packet loss between the Reference OneWeb Approved Equipment and the OneWeb PoP hand-off point. It shall be measured independently for both the FL and the RL. The PELR metric shall be based on standardized UDP and TCP traffic profiles. The measurement protocol shall follow the applicable definitions/recommendations found in IETF RFC 4656 and IETF RFC 5357 (or similar).

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

C.
SLA Claim and Deviation Process; and SLA Exclusions.
(1)
SLA Claim and Deviation Process: In order to receive the Service SLA Credit and/or to report a deviation from any of the other SLAs, (i) Distribution Partner must (a) notify OneWeb’s Technical Assistance Centre in writing (email sufficient) within fifteen (15) business days of the date on which it believes the particular SLA was not met with sufficient details included in such notice and (b) make a claim for such SLA by another such notice to OneWeb’s Technical Assistance Centre within fifteen (15) days of the measurement month; and (ii) OneWeb must confirm in writing (email being sufficient) within fifteen (15) business days of Distribution Partner’s second notice whether or not it agrees with Distribution Partner (and if OneWeb disagrees with Distribution Partner, OneWeb shall include the reasons for such disagreement in such notification). OneWeb’s records will control for the purposes of confirming whether the particular SLA was not met. The Service SLA Credits and any deviations from any of the other SLAs will be calculated in accordance with OneWeb’s records and information recorded by, or on behalf of, OneWeb.

If OneWeb receives a valid claim for Service SLA Credit in accordance with the foregoing process, OneWeb will provide the applicable Service SLA Credit by deducting those Service SLA Credits from amounts due under an invoice within two (2) billing cycles of the final determination date of the claim being validated by OneWeb. Where the Service SLA Credit is due after expiration and/or termination of this Agreement and no further invoices are due to be issued by OneWeb, OneWeb will refund the Service SLA Credit to Distribution Partner in a reasonable period of time.

The failure of Distribution Partner to submit a claim for (y) the Service SLA Credit and/or (z) deviation from any of the SLAs in accordance with the foregoing process will constitute a waiver of any remedy that would have otherwise resulted from such claim.

(2)
SLA Exclusions: [***]
D.
[***]
5.
ONEWEB APPROVED EQUIPMENT
A.
OneWeb Obligations. [***]
B.
Distribution Partner Obligations. [***]
C.
OneWeb Approved Equipment Product Catalogue. Upon request by Distribution Partner, OneWeb shall provide the latest OneWeb Approved Equipment Product Catalogue to Distribution Partner.
6.
SERVICE MANAGEMENT
A.
Technical Assistance. OneWeb shall (1) make available to Distribution Partner a 24x7x365 Technical Assistance Centre as the focal point of contact for Distribution Partner for post sales technical and network-related questions and for the reporting of incidents on the OneWeb Services; and (2) use reasonable endeavors to remedy any reported incidents and to respond within those targets indicated below based on their impact and urgency (as determined by OneWeb in its sole discretion).

Severity Guidelines

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Incident Severity Level	Definition
Severity 1 (Critical)	Indicates a complete End User traffic outage or unusable throughput impacting such End User globally or regionally
Severity 2 (High)	Impairing or intermittent issues but no loss of traffic flow with low business impact; or loss of service at a single site
Severity 3 (Medium)	Degraded service, but still able to use the service (e.g., with a work around in place); or time sensitive questions or queries
Severity 4 (Low)	Non urgent enquiry or information request

Acknowledgements and Updates on Incidents
Incident Severity Level	Initial Response Target	Update Frequency (Until Resolved)
Severity 1 (Critical)	Within 15 minutes	Every 1 hour
Severity 2 (High)	Within 1 hour	Every 4 hours
Severity 3 (Medium)	Within 8 hours	Once every business day
Severity 4 (Low)	Within 24 hours	Once per week
B.
Tooling and Automation. With respect to any of APIs provided by OneWeb, Distribution Partner shall (1) adopt such API interfaces and choose their technical stack to interface therewith; and (2) be responsible for making any modifications and associated costs for interfacing with such APIs. With respect to any Digital Products provided by OneWeb, (i) OneWeb shall provide access to Digital Products to only Named Authorized Users; and (ii) Distribution Partner shall be:
•
responsible and liable for all acts and/or omissions of Named Authorized Users, including, without limitation, any conduct occurring under such Named Authorized Users account even if such conduct was not authorized by Distribution Partner;
•
be in charge of the distribution, management and maintenance of each Named Authorized Users unique account (including, without limitation, the associated password and ensuring each Named Authorized Users account is not used by more than one employee of Distribution Partner); and
•
immediately terminate access to any person who ceases to be or qualify as a Named Authorized User.
7.
VOLUME PLAN SPECIFIC PROVISIONS
A.
Overages and Additional Data Increment Purchases. If the maximum allowed Volume Allowance on any Volume Plan is reached before the end of the applicable billing cycle, OneWeb provides of the following options to Distribution Partner to ensure continuation of the OneWeb Service:
•
Automatic Agreed To Addition: Data increments are automatically added to the Volume Plan when the maximum allowed Volume Allowance has been reached at the size and cost of such data increments provided for in Exhibit 1 of this Agreement; or
•
Orders Required: Data increments are ordered by Distribution Partner - at any time within a billing cycle - and added to the Volume Plan only after such Order is processed by

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

OneWeb at the size and cost of such data increments provided for in Exhibit 1 of this Agreement. If additional data increments are needed but not ordered by Distribution Partner, OneWeb shall continue the OneWeb Service and Distribution Partner shall be charged - and is responsible - until the end of the applicable billing cycle for every additional data increment used at the size and cost of such data increments provided for in Exhibit 1 of this Agreement.
B.
Measurement under Volume Plans. The following applies for all Volume Plans:
•
Monthly data usage resets to zero at the end of a billing cycle;
•
Any unused data from the maximum allowed Volume Allowance or added data increments purchased under Section 7A of this Exhibit 2 do not carry over to the next billing cycle and thereafter, such unused data / added data increments expire and are no longer usable; and
•
The minimum data measurement increment is always rounded up to the nearest GB.
C.
Service Suspension under Multi-Site Volume Plans. For Multi-Site Dynamic Aggregate Volume Plans or Multi-Site Fixed Aggregate Volume Plans that expressly allow for individual Specific Site suspension and reactivation in Exhibit 1 of this Agreement, Distribution Partner shall notify OneWeb of the suspension and reactivation dates for a Specific Site no later than thirty (30) days prior to the start of any applicable suspension or reactivation. Thereafter, and solely as it relates to Multi-Site Dynamic Aggregate Volume Plans, the Dynamic Volume Allowance will be decreased for suspensions or increased for reactivations and allocated the correct proportion of the suspended or reactivated Specific Site’s designated Volume Allowance in a given Market Offer based the remaining days left in the affected billing cycle.

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Attachment 1 to Exhibit 2
Reseller Certificate
(SUBJECT TO UNIVERSAL SERVICE FUND ONLY)

Annual Federal Universal Service Fund
Certification Form for OneWeb/DP

Please check the appropriate box, complete certification section and return to OneWeb not later than thirty (30) days after execution of this Agreement.


My company purchases all services for resale.

My company purchases all services in the account numbers listed below for resale.

Account Number


My company purchases the services identified below for resale.

Account Number	Identification of Resale Services

I certify under penalty of perjury that my company is purchasing service(s) for resale, at least in part, and that my company is incorporating the purchased services into its own offerings which are, at least in part, assessable U.S. telecommunications or interconnected Voice over Internet Protocol (“VoIP”) services. I also certify under penalty of perjury that my company either directly contributes or has a reasonable expectation that another entity in the downstream chain of resellers directly contributes to the federal universal service support mechanisms on the assessable portion of revenues from offerings that incorporate the purchased services.

Full Legal Name of DP:	______________________________________
Legal Address:	_____________________________________
Form 499 Filer ID:	_____________________________________
Certified by:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________
Date:	_____________________________________
Name of Contact Person:	_____________________________________
Phone and Email of Contact Person:	_____________________________________

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Exhibit 3

Distribution Partner’s Obligations to Sub-Distributors and End Users; and Required Flow-down Provisions in all Service Contracts

This Exhibit 3 contains the following two (2) parts: Part I, Distribution Partner’s general obligations to its Sub-Distributors and End Users; and Part II, providing Distribution Partner (and its Sub-Distributors, as applicable) with the specific flow-down provisions required in all Service Contracts and which apply where Distribution Partner is itself an End User. Unless otherwise specified herein, capitalized terms used in Exhibit 3 will have the meanings attributed to them in this Agreement.

Part I -
General Obligations of Distribution Partner to Sub-Distributors and End Users.
(a)
For all Sub-Distributors and/or End Users, Distribution Partner shall (1) enter into Service Contracts (and/or cause its Sub-Distributors to do the same with respect to End Users and Sub-Distributors as applicable); (2) ensure Sub-Distributor and/or End User abide by the terms and conditions of its applicable Service Contract; and (3) provide only the OneWeb Approved Equipment to be used solely with the OneWeb Service. Additionally, and where Distribution Partner is itself an End User, (A) Part II(b) of this Exhibit 3 shall apply to Distribution Partner and Distribution Partner shall abide by all such terms and conditions contained therein as an End User; and (B) no separate Service Contract shall be required.
(b)
Distribution Partner may use its own template for any Service Contracts so long as each Service Contract meets the following requirements:

(1) contains, at a minimum: (A) when a Service Contract is with a Sub-Distributor, or terms that are consistent with and no less restrictive than those required Sub-Distributor flow-down provisions provided below in Part II(a); and (B) when a Service Contract is with an End User, or terms that are consistent with and no less restrictive than those required End User flow-down provisions provided below in Part II(b) (the “End User Flow-down Provisions”); and

(2) does not contain any terms or conditions that are inconsistent with the terms and conditions of this Agreement (including, without limitation, this Exhibit 3).

(c)
Additionally, and with respect to all Service Contracts, Distribution Partner shall be solely responsible (at its expense) for the following:

(1) any acts or omissions by each Sub-Distributor and/or End User in violation of its applicable Service Contract;

(2) performing all obligations set forth in any Service Contract including, without limitation, performing and providing all necessary (A) credit risk / know your customer analysis related thereto, (B) accounting, billing, and collections activities related thereto and (C) support to resolve all technical and non-technical issues in connection with Sub-Distributors distribution of the OneWeb Services and/or End User’s access and use of the OneWeb Services; and

(3) enforcing any provisions of a Service Contract against the applicable Sub-Distributor and/or End User when requested to do so by OneWeb.

(d)
Notwithstanding anything contained in this Agreement to the contrary, all of Distribution Partner’s obligations to OneWeb in this Agreement (including, without limitation, its indemnification and

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

defense obligations to OneWeb) shall remain in full force and effect even in the event that Distribution Partner breaches its obligation in Part I(a)-(b) of this Exhibit 3.

Part II -
Required Flow-down Provisions in all Service Contracts.
(a)
Sub-Distributor Service Contracts. Through a Service Contract, and subject to the terms and conditions of this Agreement, Distribution Partner shall provide each of its Sub-Distributors and each of its Sub-Distributors shall accept, a limited, non-exclusive, non-transferable, non-sublicensable license to resell directly (or indirectly solely through its own Service Contract with its own Sub-Distributor) the OneWeb Services only to End Users on terms and conditions at least as restrictive as those on Distribution Partner, which are set forth in this Agreement. Prior to Sub-Distributor committing to provide the OneWeb Services to an End User, each End User shall enter into a Service Contract with Sub-Distributor that contains - at a minimum - the End User Flow-down Provisions (with changes made to the language below to account for Sub-Distributor being in privity of contract with End User rather than Distribution Partner) and does not contain any terms or conditions that are inconsistent with the terms and conditions of this Agreement (including, without limitation, those terms and conditions contained in this Exhibit 3). Upon written notice, each of Distribution Partner’s Service Contract with a Sub-Distributor is freely assignable - without Sub-Distributor’s consent - to OneWeb or any of its affiliates.
(b)
End User Service Contracts. The following provisions or terms that are consistent with and no less restrictive than these provisions are required in all Service Contracts with End Users:

(1)
Service Description. Subject to the terms and conditions of this Service Contract, Distribution Partner shall provide End User with the OneWeb Services.

(i) OneWeb Approved Equipment. The OneWeb Approved Equipment shall be used solely with respect to the OneWeb Services and the site address of the OneWeb Approved Equipment may not be changed without OneWeb’s consent.

(ii) End User Support. Distribution Partner shall provide twenty-four (24) hours a day, seven (7) days a week support for any and all issues with the OneWeb Services.

(2)
End User Obligations. End User shall provide Distribution Partner with (i) all required provisioning information to enable OneWeb to fulfill End User’s order for the OneWeb Services; (ii) all other necessary information for OneWeb to resolve any other issues with End User (including, without limitation, End User’s use of the OneWeb Services); and (iii) immediate notice of any suspected security breach of any End User system connected to (or providing access to) the OneWeb Services and/or the OneWeb Network (including, without limitation, the OneWeb Approved Equipment).
(3)
License Grant and Restrictions.

(i) License Grant. End User hereby grants to Distribution Partner, OneWeb and/or each of their respective affiliates an irrevocable, perpetual, non-exclusive, royalty-free (for no additional remuneration whatsoever) license to any System Data in an anonymized manner for (A) all purposes for which Distribution Partner, OneWeb and/or each of their respective affiliates do business; (B) use for purposes of product and service enhancements and/or developments; and (C) use in any other commercial manner.

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(ii) Restrictions. End User shall not (A) copy, modify, disassemble, decompile, reverse engineer, create derivative works of, or make any other attempt to discover or obtain the source code for any of the software or systems which deliver the OneWeb Service; (B) create or attempt to create a substitute/competitive product or service using the OneWeb Service under any circumstances; and/or (C) permit either direct or indirect use of the OneWeb Service by any third party (except as expressly set forth in this Service Contract).

(iii) OneWeb Intellectual Property Rights. All Intellectual Property rights of OneWeb are deemed Confidential Information of OneWeb.

(4)
Representations and Warranties.

(i) General. End User represents, warrants and covenants that (A) use of the OneWeb Service is for its own internal use and not for resale (or to be bundled) by End User; (B) it has obtained any necessary consents and permissions for all provisioning information (however submitted) of End User and such provisioning information is accurate, reliable and complete, and that End User will update such provisioning information as needed on a timely basis; and (C) it shall not engage in any practices that may harm or be detrimental to OneWeb, the OneWeb Marks, OneWeb’s brand and/or the public image, reputation or goodwill of OneWeb.

(ii) Compliance with Laws. End User represents, warrants and covenants to comply with all Laws (including, without limitation, Anti-Corruption Laws and all applicable export control laws and regulations) in connection with its performance under this Service Contract, including, without limitation, (A) obtaining and/or maintaining all regulatory and legal licenses and certifications, governmental or otherwise necessary for End User’s performance under this Service Contract; (B) furnishing to Distribution Partner all documentation legally required in connection with the exportation or importation of the OneWeb Services; and/or (C) complying with any conditions or restrictions on the provision of the OneWeb Services and/or the OneWeb Approved Equipment.

(ii) Sanctions. End User represents, warrants and covenants to (A) comply with all applicable Sanctions; and (B) not deliver, transfer, export, or re-export any of the OneWeb Services, hardware, software, technical data or other information, directly or indirectly, to any individual or entity that is: (w) designated or identified on any list of persons that are the subject or target of Sanctions, including, without limitation, the Specially Designated Nationals and Blocked Persons List, the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions and the Consolidated List of Financial Sanctions Targets in the UK; (x) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions, including, as of the date hereof, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine; (y) owned or controlled by, or acting for on behalf of, any individual or entity described in the foregoing subsections (A) or (B); or (z) otherwise the subject or target of Sanctions.

(5)
Termination and Suspension.

(i) In the event that Distribution Partner Agreement between OneWeb and Distribution Partner under which the applicable OneWeb Services are resold to End User is terminated for any reason, then this Service Contract shall immediately terminate unless otherwise agreed to in writing by OneWeb.

(ii) Notwithstanding anything in this Service Contract to the contrary and in addition to Distribution Partner’s rights set forth in this Service Contract or under applicable Laws,

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Distribution Partner may - at its option but subject to the direction of OneWeb - either immediately terminate this Service Contract or suspend the provision of the OneWeb Services under this Service Contract upon notice to End User in the event that Distribution Partner and/or OneWeb determines, each in their sole discretion, that (A) End User has breached Part II(b)(3) (License Grant and Restrictions) and/or (ll)(b)(4) (Representations and Warranties); (B) End User does not have the necessary OneWeb Approved Equipment; (C) End User fails to pay fees when due under this Service Contract; and/or (D) End User has failed to comply with any provision of Part II(b)(8) (Acceptable Use Policy) herein.

(iii) In cases of chronic, extreme or an ongoing violation of the AUP, as determined by OneWeb’s sole discretion without notice, the OneWeb Approved Equipment and/or End User’s use of the OneWeb Service and the OneWeb Network may be suspended by OneWeb, temporarily or permanently, and the OneWeb Services may be terminated by OneWeb if Distribution Partner fails to cause the OneWeb Approved Equipment and/or End User to cure the violating conditions within five (5) days following a subsequent notification from OneWeb to Distribution Partner of the same.

(6)
No Right of Indemnification Against OneWeb. End User acknowledges and agrees that it shall have no right to seek, and shall not seek, any indemnification (or defense obligations) from OneWeb.
(7)
Conditions and Limitations and Disclaimer of Warranties.

(i) End User acknowledges and agrees that OneWeb and/or Distribution Partner may (A) share with each other any and all relevant information, including, but not limited to, Confidential Information of End User relating to this Service Contract and/or the OneWeb Services provided herein; and (B) request End User to take reasonable action against its end users or vendors directly to prevent a breach of this Service Contract.

(ii) Notwithstanding anything contained in this Service Contract to the contrary, Distribution Partner, OneWeb and each of their respective affiliates shall not be liable to End User, nor shall End User make any claim against any of the foregoing parties, for (A) injury, loss, or damage sustained by reason of any unavailability, delay, faultiness, use, or failure of the OneWeb Approved Equipment, the OneWeb Services and/or the OneWeb Network; and/or (B) any acts or omissions of Distribution Partner, OneWeb and each of their respective affiliates made in response to (y) a violation or suspected violation of the AUP; or (z) an emergency response or in compliance with a government order (including, without limitation, interruption, deactivation, or diversion of the OneWeb Services).

(iii) The OneWeb Services, the OneWeb Network and the OneWeb Approved Equipment is provided “AS IS” and “AS AVAILABLE” and, to the maximum extent permitted by applicable Law, Distribution Partner and OneWeb disclaim all, and there are no, warranties (whether express, implied or statutory) or other standards of performance, guarantees, or any other terms implied by law, including, without limitation, any implied warranties of merchantability, fitness for a particular purpose, requirement or use, and any warranty arising out of course of performance, dealing or trade usage. Specifically, Distribution Partner and OneWeb do not warrant that use of any or all of the OneWeb service, the OneWeb Network and/or the OneWeb Approved Equipment will meet End User’s requirements, be uninterrupted or error free.

(8)
Acceptable Use Policy. OneWeb’s acceptable use policy for the OneWeb Services and the OneWeb Network is attached hereto as Attachment 1 to Part II- of this Exhibit 3 (collectively, the “Acceptable Use Policy” or the “AUP “).

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(9)
Audit. Distribution Partner shall have the right, at its expense, and upon reasonable notice to audit End User’s compliance with the terms of this Service Contract and/or the OneWeb Services.

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

ATTACHMENT 1 TO PART II - OF EXHIBIT 3
ACCEPTABLE USE POLICY

(i) Fair Access Policy. To ensure that all of OneWeb’s partners, customers and End Users have equitable access to the OneWeb Network and to avoid unfair and disruptive use of the OneWeb Network, OneWeb has implemented a Fair Access Policy (“FAP”), which is a part of the AUP and establishes an equitable balance in accessing and using the capacity of the OneWeb Network. OneWeb has the right to (A) measure and monitor the OneWeb Network for upload and download activity; (B) restrict applications that cause disruption of data transfer rates and poor performance of the OneWeb Service or the OneWeb Network; and (C) use other traffic management, shaping and prioritization at its discretion. OneWeb may reduce data speeds at any time if any of the OneWeb Approved Equipment data usage exceeds an identified threshold with such data usage calculated based on a combination of all inbound and outbound data from the OneWeb Approved Equipment. If any End User or the OneWeb Approved Equipment engages in excessive upload and download data activity and contributes to any disruption of the OneWeb Service or the OneWeb Network, OneWeb is authorized to temporarily restrict the transfer rate at which such OneWeb Approved Equipment and/or End User can send and receive data over the OneWeb Network without liability. In most cases, the restriction on the OneWeb Approved Equipment and/or End User transfer rate will last until the end of the then-current data allowance period for the OneWeb Services. If the OneWeb Approved Equipment and/or End User again engages in excessive upload and download data activity following the restoration of normal transfer rate after commencement of a new data allowance period, OneWeb may further temporarily restrict such transfer rate. Excessive use shall be determined by OneWeb in its sole discretion, based on the limits associated with the OneWeb Approved Equipment and/or the OneWeb Services and pro-rata allocation of network capacity across all of OneWeb’s sub-distributors and each of OneWeb’s (and its sub-distributor’s) end users simultaneously using the OneWeb Network at any point in time. Excessive use includes, without limitation, the use of web cameras, voice or VoIP services, peer to peer file sharing or gaming software applications, streaming media and excessively large file downloads or uploads. Restriction of the transfer rate permitted to a particular OneWeb Approved Equipment and/or End User as described above will reduce the speed at which such OneWeb Approved Equipment and/or End User can upload and download data, but will not altogether prevent the use of the OneWeb Service and the OneWeb Network by such OneWeb Approved Equipment and/or End User.

(ii) Content and Security. End User acknowledges and agrees that (A) access to the Internet and all messages/content through the OneWeb Services and/or the OneWeb Network is done so at End User’s sole risk and End User assumes all responsibility, risk and liability for any claims, liability or damages with respect to the OneWeb Services and/or the OneWeb Network (1) for the security, confidentiality and integrity of such messages/content, (2) for the application of security policies designed to prevent unwanted or unauthorized activity or access thereto and/or (3) arising from any use of and/or access to the Internet through its account by any person (even if such use was unauthorized) and, with respect to the foregoing subsections (1)-(3), End User shall take responsibility for the implementation of suitable data archiving or other housekeeping activities which could minimize the effect of any of the foregoing; (B) the reliability, availability, legality, performance and other aspects of resources and content accessed through the Internet are beyond OneWeb’s reasonable control and are not in any way warranted, endorsed or supported by OneWeb and accordingly OneWeb is not responsible or liable for any content, advertising, products, or other materials on or available from sites or resources available through the OneWeb Network and OneWeb Services, including, without limitation, the absence of bugs, errors or viruses, accuracy or reliability of any material or claims contained therein; (C) safeguards related to copyright, ownership, appropriateness, reliability, legality and integrity of content may be unsuitable, insufficient or entirely absent with respect to the Internet and content accessible through it; (D) the Internet is an inherently insecure medium and understands that OneWeb does not represent, warrant, covenant and/or guarantee the security or integrity of any communications made or received using the OneWeb Services or OneWeb Network; and (E) it will ensure that it has the legal authority (based on copyright, trademark, contract, or other body of law) for the

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

transmission and duplication of any programming, content, or other materials that it transmits-directly or indirectly - over the OneWeb Service and/or the OneWeb Network.

(iii) Prohibited Activities. As determined by OneWeb (in its sole discretion), and in addition to the foregoing subsections (i) and (ii) above, End User shall not undertake, or attempt to undertake any use of the OneWeb Network and/or the OneWeb Services in a manner that is (A) inconsistent with the rights of other users of the OneWeb Network and/or this [name of Service Contract]; and/or (B) unethical, unlawful, abusive, excessive, fraudulent or otherwise an unacceptable use, including, without limitation, the following:

(1) posting, disseminating, spamming, storing or transmitting unsolicited messages or unsolicited email (commercial or otherwise);

(2) posting, uploading, disseminating, storing or transmitting material of any kind or nature that, to a reasonable person, may be abusive, obscene, harmful, hateful, pornographic, defamatory, harassing, libelous, deceptive, fraudulent, invasive of another’s privacy, grossly offensive, vulgar, threatening, malicious, a nuisance, racially or ethnically offensive or otherwise objectionable;

(3) hacking into, breaching, scanning vulnerability of /or unauthorized access to data, systems or networks;

(4) unauthorized monitoring of data or traffic on any network system;

(5) transmitting viruses and/or interfering or disrupting service to any other user, host or network;

(6) forging of any TCP-IP packet header or any part of the header information in an email or newsgroup posting;

(7) relaying mail via another site’s mail server without express permission of that site;

(8) impersonating any person or entity, including any OneWeb employee or representative;

(9) disclosing passwords or other means for accessing the OneWeb Service, operating and provisioning platforms, APIs or OneWeb Network to any third party, or otherwise facilitating unauthorized access thereto;

(10) using the OneWeb Services or the OneWeb Network in any jurisdiction where they are not licensed or authorized;

(11) avoiding fees or charges for the OneWeb Services;

(12) using any VoIP service for forwarding US toll-free numbers internationally; and/or

(13) duplicating, using before or after the valid viewing dates, or otherwise violating the copyright and distribution agreements for content available through the OneWeb Services and/or the OneWeb Network.

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Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Exhibit 4

OneWeb Branding Guidelines

As indicated in this Exhibit 4, Distribution Partner shall submit for OneWeb’s prior written approval any promotional materials bearing the OneWeb Marks (the “Promotional Materials”) at least ten (10) business days prior to: (A) fabrication, if the OneWeb Mark is to be printed in physical form, or (B) its planned release, if the OneWeb Mark is to be distributed digitally. For the avoidance of doubt, the Promotional Materials include, without limitation, any materials used in public relations, social media, sponsorship, packaging, labeling, hang tags, advertising materials, product brochures, websites, events and display materials that bear the OneWeb Marks. All such Promotional Materials with details of which publication or where they are to be reproduced shall be submitted electronically to OneWeb at the following email address: communications@oneweb.net. All properly submitted Promotional Materials shall be subject to approval by OneWeb within five (5) business days of receipt.

Distribution Partner shall not directly or indirectly (such as through its Sub-Distributors and/or End Users) bring disrepute to or in any manner impair or damage the OneWeb Marks or the image, reputation or goodwill associated with the OneWeb Marks. From time to time, and in addition to OneWeb’s rights contained in Section 12 (Audit) of this Agreement, OneWeb shall have the right to review Distribution Partner’s use of the OneWeb Marks (including, without limitation, in the Promotional Materials) to ensure that the Guidelines are being adhered to and that the image, reputation and goodwill associated with the OneWeb Marks is not being adversely affected by Distribution Partner, its Sub-Distributors or its End Users. At OneWeb’s request, Distribution Partner shall provide to OneWeb descriptions of such use and representative samples of Promotional Materials. If OneWeb reasonably determines that such use of the OneWeb Marks and/or the Promotional Materials are of a type or quality that is inconsistent with the terms of this Agreement (including, without limitation, the Guidelines), or is likely to affect the image, reputation, or goodwill associated with the OneWeb Marks, then Distribution Partner shall improve such use of the OneWeb Marks and/or such Promotional Materials to a quality that is consistent with the terms of this Agreement (including, without limitation, the Guidelines), and that does not adversely affect the image, reputation, or goodwill associated with the OneWeb Marks, as reasonably determined by OneWeb. If Distribution Partner fails to make such improvements, as reasonably determined by OneWeb, Distribution Partner must immediately discontinue its use of the OneWeb Marks and the Promotional Materials.

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